CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO THE MANUFACTURING AND SERVICES AGREEMENT

    This Third Amendment to the Manufacturing and Services Agreement (the “Third Amendment”) is made as of October 15, 2022 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a Delaware corporation with a principal business address at 75 Park Plaza, 4th Floor, Boston, MA 02116, United States (“Paratek”) and Almac Pharma Services Limited, a company organized and existing under the laws of Northern Ireland with an address at Almac House, 20 Seagoe Industrial Estate, Craigavon, BT63 5QD, Northern Ireland (“Almac”) and together with Paratek, the “Parties”. Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

    WHEREAS, Paratek and Almac are parties to that Manufacturing and Services Agreement, dated December 30, 2016, as amended by the First Amendment to the Manufacturing and Services Agreement, dated September 4, 2020 and Second Amendment dated January 1, 2021 (the “Agreement”);

    WHEREAS, the Parties now desire to amend the Agreement as set forth in this Third Amendment;

    NOW THEREFORE, the Parties agree as follows:

1.Third Amendment to the Agreement. The Agreement is amended and modified as follows:

a.Section 2 of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2.General Provisions. Unless specifically modified or changed by the terms of the Third Amendment, all terms and conditions of the Agreement and the Quality Agreement, between the Parties, dated as of May 28, 2021 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Third Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Third Amendment shall control. This Third Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters. This Third Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. This Third Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of the [***], without regard to the conflict of laws principles thereof.
Error! Unknown document property name.

IN WITNESS WHEREOF, each Party has caused this Third Amendment to be executed by its duly authorized representatives as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.
By: /s/ Randy Brenner
Name: Randy Brenner
Title: Chief Development and Regulatory Officer

ALMAC PHARMA SERVICES LIMITED
By: /s/ Alan Armstrong
Name: Alan Armstrong
Title: Director

132252413_2
132252413_3